SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 22, 2003

(Date of earliest event reported)

LCA-Vision Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-27610 (Commission File No.)	11-2882328 (IRS Employer Identification Number)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 792-9292

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

On October 22, 2003, LCA-Vision Inc. reported net income for the three months ended September 30, 2003 of $1,517,000, or $0.14 per diluted share, compared with a net loss of $810,000, or $0.08 per share, for the three months ended September 30, 2002.

For the third quarter of 2003, laser refractive surgery revenues grew approximately 52% to $20,455,000, compared with $13,462,000 in the third quarter of 2002.  Procedure volume rose approximately 28% to 15,965 and average price realization per procedure increased 19% to $1,281, both compared with the third quarter of 2002.  On a sequential-quarter basis, average price realization per procedure grew approximately 4% from $1,231 in the second quarter of 2003.

For the nine months ended September 30, 2003, LCA-Vision Inc. reported net income of $5,068,000, or $0.47 per diluted share, compared with a net loss of $1,938,000, or $0.18 per share, for the first nine months of 2002.  Laser refractive surgery revenues grew approximately 25% to $60,661,000 for the first nine months of 2003, compared with $48,538,000 for the comparable nine-month period in 2002.

Net cash provided by operations during the first nine month of 2003 was $8,350,000.  Cash and short-term investments were $25,260,000 as of September 30, 2003, up from $18,298,000 as of December 31, 2002.

Certain financial information which was publicly disseminated by LCA-Vision Inc. on October 22, 2003 is set forth in Exhibit 99.1 attached hereto and is incorporated by referenced in this Item 5.

Item 7.  Financial Statements and Exhibits

(c)

Exhibits.

99.1 Certain Financial Information released October 22, 2003 (filed under Item 5)

Item 9.  Regulation FD Disclosure

The information in this Item 9 (including the exhibit referenced below) is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 9 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On October 22, 2003, LCA-Vision Inc. issued an earnings release announcing its financial results for the third quarter ended September 30, 2003.  A copy of the earnings press release is attached as Exhibit 99.1 and is furnished under this Item 9.

Item 12.  Results of Operations and Financial Condition

The information in this Item 12 (including the exhibit referenced below) is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 12 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On October 22, 2003, LCA-Vision Inc. issued an earnings release announcing its financial results for the third quarter ended September 30, 2003.  A copy of the earnings press release is attached as Exhibit 99.2 and is furnished under this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

Date: 10/22/03	By: /s/ Alan H. Buckey Alan H. Buckey Executive Vice President, Chief Financial Officer and Treasurer

Exhibit 99.1

LCA-Vision Inc.
Condensed Consolidated Statements of Income
(Dollars in thousands except per share data)

	Three months ended		Nine months ended
	September 30,		September 30,
	2003 (1)	2002 (1)	2003 (1)	2002 (1)

Revenues -- Laser refractive surgery	20,455	13,462	60,661	48,538

Operating costs and expenses
Medical professional and license fees	3,873	2,465	11,846	9,791
Direct costs of services	8,365	7,341	23,982	22,127
General and administrative expenses	2,062	1,994	6,073	6,454
Marketing and advertising	3,034	2,968	9,164	10,179
Depreciation and amortization	1,653	1,508	4,692	4,458
Special charges	-	-	-	(174)

Operating income (loss)	1,468	(2,814)	4,904	(4,297)

Equity in earnings from unconsolidated businesses	39	23	245	228
Minority equity interest	(64)	(44)	(215)	(157)
Interest expense	(17)	(1)	(17)	(3)
Investment income (loss)	172	(170)	280	110
Other income (expense)	-	(11)	52	(3)
Litigation settlement	-	2,282	-	2,282

Income (loss) before taxes on income	1,598	(735)	5,249	(1,840)

Income tax expense	81	75	181	98

Net income (loss)	$ 1,517	$ (810)	$ 5,068	$ (1,938)

Income (loss) per common share
Basic	$ 0.14	$ (0.08)	$ 0.47	$ (0.18)
Diluted	$ 0.14	$ (0.08)	$ 0.47	$ (0.18)

Weighted average shares outstanding
Basic	10,771	10,741	10,753	10,866
Diluted	11,044	10,741	10,856	10,866

(1) Unaudited

The notes to the Condensed Consolidated Financial Statements are an integral part of this statement.

LCA-Vision Inc.
Condensed Consolidated Balance Sheets
(Dollars in thousands except per share data)

Assets	September 30, 2003 (1)	December 31, 2002
Current Assets
Cash and cash equivalents	$ 25,260	$ 18,298
Accounts receivable, net	2,426	393
Receivables from vendors	506	337
Prepaid expenses, inventory and other	1,012	1,462
Total current assets	29,204	20,490

Property and Equipment	40,550	37,301
Accumulated depreciation and amortization	(23,664)	(18,868)
Property and equipment, net	16,886	18,433
Goodwill, net	275	275
Accounts receivable noncurrent, net	601	-
Deferred compensation plan assets	379	127
Investment in unconsolidated businesses	394	263
Other assets	442	408
Total assets	$ 48,181	$ 39,996

Liabilities and Shareholders' Investment
Current liabilities
Accounts payable	$ 1,639	$ 3,855
Accrued liabilities and other	5,434	3,605
Debt maturing in one year	-	10
Total current liabilities	7,073	7,470

Deferred compensation liability	376	129
Insurance reserve	1,384	55
Minority equity interest	446	230

Shareholders' investment
Common stock ($0.01 par value; 13,169,923 and 13,110,306 shares and
10,802,726 and 10,743,109 shares issued and outstanding, respectively)	13	13
Contributed capital	91,800	91,474
Warrants	1,982	1,982
Notes receivable from shareholders	(225)	(1,532)
Common stock in treasury, at cost ( 2,367,197 shares and 2,367,197 shares)	(15,462)	(15,462)
Accumulated deficit	(39,270)	(44,338)
Foreign currency translation adjustment	64	(25)
Total shareholders' investment	38,902	32,112

Total liabilities and shareholders' investment	$ 48,181	$ 39,996

(1) Unaudited

The notes to the Condensed Consolidated Financial Statements are an integral part of this statement.

LCA-Vision Inc.
Condensed Consolidated Statements of Cash Flow
(Dollars in thousands except per share data)

	Nine months ended September 30,
	2003 (1)	2002 (1)
Cash flow from operating activities:
Net income (loss)	$ 5,068	$ (1,938)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	4,692	4,458
Amortization of warrant	-	510
Provision for loss on doubtful accounts	1,155	81
Deferred compensation	247	-
Insurance reserve	1,329	-
Equity in earnings of unconsolidated affiliates	(245)	(228)
Restructuring/impairment provision	-	(174)
Other, net	(2)	3
Changes in assets and liabilities:
Accounts receivable	(3,789)	29
Receivable from vendor	(169)	(39)
Prepaid expenses, inventory and other	450	960
Accounts payable	(2,216)	(239)
Accrued liabilities and other	1,830	862

Net cash provided by operations	8,350	4,285

Cash flow from investing activities:
Purchase of property and equipment	(3,251)	(986)
Proceeds from sale of property and equipment	2	8
Deferred compensation plan	(252)	-
Other, net	376	(114)

Net cash used by investing activities	(3,125)	(1,092)

Cash flows from financing activities:
Principal payments of long-term notes, debt and capital lease obligations	(10)	(16)
Loan payment made by shareholders	1,329	-
Loans to shareholders	(22)	(33)
Shares repurchased for treasury stock	-	(2,449)
Exercise of stock options and warrants	326	234
Distribution from (to) minority equity investees	114	183

Net cash provided by (used by) financing activities	1,737	(2,081)

Increase in cash and cash equivalents	6,962	1,112

Cash and cash equivalents at beginning of period	18,298	16,609

Cash and cash equivalents at end of period	$ 25,260	$ 17,721

(1) Unaudited
The notes to the Consolidated Condensed Financial Statements are an integral part of this statement.

Exhibit 99.2

Company Contacts:	Investor Relations Contacts:
LCA-Vision Inc.	Lippert/Heilshorn & Associates, Inc.
Stephen N. Joffe, Chairman and CEO	Jody Cain
Alan H. Buckey, CFO	(310) 691-7100
(513) 792-9292	jcain@lhai.com
www.lasikplus.com	www.lhai.com

LCA-VISION REPORTS THIRD QUARTER EPS OF $0.14

52% growth in revenues to $20.4 million; 28% growth in procedure volume to 15,965;

19% increase in average price realization to $1,281, all compared with third quarter of 2002

Company raises 2003 EPS guidance to $0.52 - $0.57

CINCINNATI (October 22, 2003) – LCA-Vision Inc. (Nasdaq NM: LCAV), a leading provider of laser vision correction services under the LasikPlus brand, today reported net income for the three months ended September 30, 2003 of $1,517,000, or $0.14 per diluted share, compared with a net loss of $810,000, or $0.08 per share, for the three months ended September 30, 2002.

For the third quarter of 2003, laser refractive surgery revenues grew approximately 52% to $20,455,000, compared with $13,462,000 in the third quarter of 2002.  Procedure volume rose approximately 28% to 15,965 and average price realization per procedure increased 19% to $1,281, both compared with the third quarter of 2002.  On a sequential-quarter basis, average price realization per procedure grew approximately 4% from $1,231 in the second quarter of 2003.

For the nine months ended September 30, 2003, the Company reported net income of $5,068,000, or $0.47 per diluted share, compared with a net loss of $1,938,000, or $0.18 per share, for the first nine months of 2002.  Laser refractive surgery revenues grew approximately 25% to $60,661,000 for the first nine months of 2003, compared with $48,538,000 for the comparable nine-month period in 2002.

Net cash provided by operations during the first nine months of 2003 was $8,350,000.  Cash and short-term investments were $25,260,000 as of September 30, 2003, up from $18,298,000 as of December 31, 2002.

Stephen N. Joffe, chairman and CEO of LCA-Vision, commented, “We reported another quarter of solid financial results as we continued to execute well against our key operating and financial metrics.  We exceeded both our average price realization and our marketing cost targets in the third quarter, with our price realization averaging $1,281 per procedure and our marketing costs averaging $190 per procedure for the quarter.

“We enjoyed 28% growth in volume of procedures at our LasikPlus vision centers in the third quarter 2003 compared to the comparable period last year,” added Mr. Joffe.  “Custom LASIK represented approximately 7% of our third quarter procedure volume, up from 4% Custom LASIK penetration in the second quarter of 2003.  The Custom LASIK procedure has been available in all LasikPlus markets since early September, and we expect it will continue to favorably impact our procedure volume and average pricing.

“We are also pleased to have passed yet another milestone in the Company’s history in the third quarter,” Mr. Joffe noted, “having now performed over 300,000 laser vision correction procedures at our vision centers.”

Given LCA-Vision’s financial results through September 30, 2003, the Company is again raising its full-year diluted EPS guidance to $0.52 - $0.57, up from our prior EPS guidance of $0.45 - $0.50.  This new guidance is based on diluted shares outstanding of approximately 11.0 million as of September 30, 2003.   In September 2003, LCA-Vision filed a registration statement with the SEC relating to a proposed public offering.  This guidance does not give effect to the additional shares that would be outstanding if the offering is completed.

Conference Call Information

LCA-Vision has scheduled an investor conference call to be held today beginning at 10:00 a.m. Eastern Time.  Individuals interested in listening to the conference call may do so by dialing (888) 803-7404 within the U.S. and Canada, or +(706) 634-1308 for international callers.  A telephone replay will be available for 48 hours by dialing (800) 642-1687 within the U.S. and Canada, or +(706) 645-9291 for international callers.  All callers should enter reservation number 3176686.

Individual investors are invited to listen to the conference call live over the Internet by going to the “Investors” section of the Company’s Web site at www.lasikplus.com.  A replay of the call will be available for 30 days.

LCA-Vision operates 37 laser vision correction centers, including 34 wholly-owned LasikPlus vision centers located in large metropolitan markets throughout the United States, two joint ventures in Canada and one joint venture in Europe.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business.  These forward-looking statements are subject to a number of risks, uncertainties and assumptions about us, including, among other things, our belief that the market for laser vision correction is growing; our strategy to expand through internal growth by adding new vision centers and through potential strategic transactions we may enter in the future; our belief that increases in marketing and advertising will cause higher demand for our laser vision correction services; our expectations and estimates concerning future financial performance, financing plans and the impact of competition; our belief that we will be able to conform our operations in all material respects to applicable healthcare laws and obtain any necessary licenses and certificates of need; general economic and business conditions, both nationally and in our markets, and other risk factors set forth in our filings with the Securities and Exchange Commission.

[Tables to Follow]

LCA-Vision Inc.
Condensed Consolidated Statements of Income
(Dollars in thousands except per share data)

	Three months ended		Nine months ended
	September 30,		September 30,
	2003 (1)	2002 (1)	2003 (1)	2002 (1)

Revenues -- Laser refractive surgery	20,455	13,462	60,661	48,538

Operating costs and expenses
Medical professional and license fees	3,873	2,465	11,846	9,791
Direct costs of services	8,365	7,341	23,982	22,127
General and administrative expenses	2,062	1,994	6,073	6,454
Marketing and advertising	3,034	2,968	9,164	10,179
Depreciation and amortization	1,653	1,508	4,692	4,458
Special charges	-	-	-	(174)

Operating income (loss)	1,468	(2,814)	4,904	(4,297)

Equity in earnings from unconsolidated businesses	39	23	245	228
Minority equity interest	(64)	(44)	(215)	(157)
Interest expense	(17)	(1)	(17)	(3)
Investment income (loss)	172	(170)	280	110
Other income (expense)	-	(11)	52	(3)
Litigation settlement	-	2,282	-	2,282

Income (loss) before taxes on income	1,598	(735)	5,249	(1,840)

Income tax expense	81	75	181	98

Net income (loss)	$ 1,517	$ (810)	$ 5,068	$ (1,938)

Income (loss) per common share
Basic	$ 0.14	$ (0.08)	$ 0.47	$ (0.18)
Diluted	$ 0.14	$ (0.08)	$ 0.47	$ (0.18)

Weighted average shares outstanding
Basic	10,771	10,741	10,753	10,866
Diluted	11,044	10,741	10,856	10,866

(1) Unaudited

The notes to the Condensed Consolidated Financial Statements are an integral part of this statement.

LCA-Vision Inc.
Condensed Consolidated Balance Sheets
(Dollars in thousands except per share data)

Assets	September 30, 2003 (1)	December 31, 2002
Current Assets
Cash and cash equivalents	$ 25,260	$ 18,298
Accounts receivable, net	2,426	393
Receivables from vendors	506	337
Prepaid expenses, inventory and other	1,012	1,462
Total current assets	29,204	20,490

Property and Equipment	40,550	37,301
Accumulated depreciation and amortization	(23,664)	(18,868)
Property and equipment, net	16,886	18,433
Goodwill, net	275	275
Accounts receivable noncurrent, net	601	-
Deferred compensation plan assets	379	127
Investment in unconsolidated businesses	394	263
Other assets	442	408
Total assets	$ 48,181	$ 39,996

Liabilities and Shareholders' Investment
Current liabilities
Accounts payable	$ 1,639	$ 3,855
Accrued liabilities and other	5,434	3,605
Debt maturing in one year	-	10
Total current liabilities	7,073	7,470

Deferred compensation liability	376	129
Insurance reserve	1,384	55
Minority equity interest	446	230

Shareholders' investment
Common stock ($0.01 par value; 13,169,923 and 13,110,306 shares and
10,802,726 and 10,743,109 shares issued and outstanding, respectively)	13	13
Contributed capital	91,800	91,474
Warrants	1,982	1,982
Notes receivable from shareholders	(225)	(1,532)
Common stock in treasury, at cost ( 2,367,197 shares and 2,367,197 shares)	(15,462)	(15,462)
Accumulated deficit	(39,270)	(44,338)
Foreign currency translation adjustment	64	(25)
Total shareholders' investment	38,902	32,112

Total liabilities and shareholders' investment	$ 48,181	$ 39,996

(1) Unaudited

The notes to the Condensed Consolidated Financial Statements are an integral part of this statement.

LCA-Vision Inc.
Condensed Consolidated Statements of Cash Flow
(Dollars in thousands except per share data)

	Nine months ended September 30,
	2003 (1)	2002 (1)
Cash flow from operating activities:
Net income (loss)	$ 5,068	$ (1,938)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	4,692	4,458
Amortization of warrant	-	510
Provision for loss on doubtful accounts	1,155	81
Deferred compensation	247	-
Insurance reserve	1,329	-
Equity in earnings of unconsolidated affiliates	(245)	(228)
Restructuring/impairment provision	-	(174)
Other, net	(2)	3
Changes in assets and liabilities:
Accounts receivable	(3,789)	29
Receivable from vendor	(169)	(39)
Prepaid expenses, inventory and other	450	960
Accounts payable	(2,216)	(239)
Accrued liabilities and other	1,830	862

Net cash provided by operations	8,350	4,285

Cash flow from investing activities:
Purchase of property and equipment	(3,251)	(986)
Proceeds from sale of property and equipment	2	8
Deferred compensation plan	(252)	-
Other, net	376	(114)

Net cash used by investing activities	(3,125)	(1,092)

Cash flows from financing activities:
Principal payments of long-term notes, debt and capital lease obligations	(10)	(16)
Loan payment made by shareholders	1,329	-
Loans to shareholders	(22)	(33)
Shares repurchased for treasury stock	-	(2,449)
Exercise of stock options and warrants	326	234
Distribution from (to) minority equity investees	114	183

Net cash provided by (used by) financing activities	1,737	(2,081)

Increase in cash and cash equivalents	6,962	1,112

Cash and cash equivalents at beginning of period	18,298	16,609

Cash and cash equivalents at end of period	$ 25,260	$ 17,721

(1) Unaudited
The notes to the Consolidated Condensed Financial Statements are an integral part of this statement.